UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund

(Exact name of registrant as specified in charter)

413 Johnson Street

Suite 200

Jenkintown, PA  19046

 (Address of principal executive offices) (Zip code)

Mark Mulholland

413 Johnson Street

Suite 200

Jenkintown, PA  19046

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund

ANNUAL REPORT

December 31, 2014

Matthew 25 Fund

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

Dear Matthew 25 Fund Shareholders,

Our Matthew 25 Fund’s return for 2014 was a gain of 5.59%.  This completes our 19th calendar year in operation.  A $10,000 investment in our Fund at the start of 1996 grew to $83,116 at year-end 2014.  This was an 11.79% average annual compounded return during our Fund’s 19 years. (Please note that the reported return for all mutual funds is a net return after all fees are deducted!)

Regrettably, our holdings underperformed the market’s average this past year due to a mixed performance of our pre-existing holdings. Our best performer was Apple which gained 38% in 2014, followed by Berkshire Hathaway and Fed Ex up 27% and 21% respectively.  Currently, I plan to maintain our allocations in Fed Ex and Berkshire. However, I intend to reduce our percentage amount invested in Apple during this current year.  It should still remain as one of our largest investments for the foreseeable future although at a lesser percentage than the close of 2014. Other legacy holdings that performed positively last year were Brandywine Realty, East West Bancorp, Goldman Sachs and JP Morgan Chase up from 7% to 13%.  A few holdings were up slightly last year; these were Caterpillar, MasterCard and Polaris. Ten investments were down in 2014.  The largest percentage decline came from the Fannie Mae Preferred stocks down 59% for the year, followed by K12 and Kelly Services which declined 45% and 32% respectively.  I have increased the number of shares in these investments and believe they offer greater return potential due to the price declines.  Cabela’s was down 21% last year. It is a Growth/Value investment that I have increased our holding and believe will be an important investment to our Fund over the coming 3 to 5 years.  Biglari Holdings also down 21% remains a small holding with unique investment characteristics.  Scripps Networks lost 13% in 2014 but is attractive being an undervalued, low debt content provider for TV and the internet.  Other investments that declined single digits were Google and Kansas City Southern.  Both are long-term Growth Stocks with desirable PEG Ratios (PEG Ratio is explained later in this letter).  KKR was down 5% for the year but its dividend was greater than its decline.  KKR is a complex investment but is unique for it offers appreciation potential and provides significant cash distributions.

The energy stocks were the most volatile last year.  Halliburton was down 23%.  This oilfield services company was our biggest gainer in the first half of the year rising over 40% but gave all the appreciation back and more as oil prices declined.  It has been sold at the time of writing this letter although I expect we may own this stock again in the future.  Two energy investments that were sold in 2014 with modest profits were Devon Energy and Southwestern Energy.  I increased our investment in Kinder Morgan when it declined, and in spite of its energy connection it gained 18% for the year. This stock should be in our portfolio long-term.

Other investments removed from our portfolio during the year were Telefonica and PNC.  New investments were BBCN Bancorp, The Fresh Market, D.R. Horton, and Ryland Group along with three energy related investments in Boardwalk Partners, Baker Hughes and Range Resources.  As a group these new investments provided $8,293,336 in gains for the year and I intend to increase these positions.

A famous and applicable quote from Walter Gretzky to his son Wayne was “Skate to where the puck is going, not where it has been.”  In other words, it is more important to look forward!  This is more conceptual than directional but it is suitable to keep in mind with investing.  I will try to give you insights into what concepts are affecting the direction of my investment strategies.

Let us start with the broad stock market; it is valued very close to its 60-year average Price to Earnings Ratio (PE Ratio).  Thus I expect the market to perform close to its long-term average rate of return going forward which is 10% plus.  Two factors have the potential to raise that rate of return over the coming 3 to 5 years.  First is the remarkably low interest rates.  This lowers the cost of capital to businesses, governments and individuals.  Plus it raises the potential PE ratio for the market.  If you invert the rate of interest on a 10-year treasury, it is greater than a 50 PE Ratio.  The second factor, the decline in oil prices is a powerful stimulus for our economy and most of the world’s economy.  The cost of this stimulus is being mostly underwritten by countries such as Saudi Arabia, Russia and others.  As long as Americans can purchase as much oil or gas as desired, then the lower energy prices are beneficial to 95% of American businesses, 99% of consumers and 100% of our government.

While the stock market may be selling at its historical average, there are categories selling below average. See the data below:

Current P/E vs. 20-year avg. P/E

	Value	Blend	Growth
Large	15.5 / 14.0	16.2 / 16.1	18.7 / 21.0
Mid	16.4 / 14.2	18.6 / 16.5	20.0 / 21.9
Small	16.4 / 14.5	18.1 / 17.3	20.0 / 21.5

E.g.: Large Cap Blend stocks are fairly valued compared to historical average.

	Value	Blend	Growth
Large	110.1%	100.6%	89.0%
Mid	118.1%	112.7%	94.5%
Small	113.1%	104.4%	93.3%

In my research I classify stocks into three categories of Value, Blend (Growth/Value) and Growth.  This research from JP Morgan Asset Management provided these classifications along with further allocation according to market capitalizations of Large, Mid and Small Caps.  The PE Ratio, is the most common valuation metric in evaluating stocks.  When evaluating a stock on a PE Ratio one must differentiate between Relative, Historical and Intrinsic Value.  The grid above shows the PE values relatively and historically.  This is useful but does not present the most important status of intrinsic valuation.  I will address this later in this letter.

The top line data are the current PE Ratios of 15.5 for Value Large Cap Stocks, 16.2 for Blend Large Cap Stocks and 18.7 for Growth Large Cap Stocks.  Relatively, Blend is more undervalued compared to Growth, and Value is the most undervalued of all three.  However, the PE Ratio under the slash is each category’s 20-year average PE Ratio.  This provides historical valuation and is calculated for you in the second section of the spreadsheet titled “Current P/E as % of 20-year avg. P/E.”  Historical Valuation presents a different picture with only growth stocks being undervalued (below norm of 100.0%) and Large Cap Growth being the most historically undervalued of the nine categories.  This research gives insight where the stock market or the proverbial “puck” may be eventually going and that is toward Growth investments.  I do not know the timing of when investment capital will start shifting to Growth Stocks, but I believe that it will for a couple of reasons.  First in the later stages of a bull market, investors usually bid up Growth and Blend stocks.  Most market bubbles are formed around high growth stocks.  This is when growth stocks as a whole or sectors of growth become over-priced.  This may be happening in venture capital and non-public investments but not in the stock market per se.  Second, capital eventually flows to the investments with the highest intrinsic values, and I believe Growth and Blend have that currently.

Now as promised I will address the Intrinsic Valuation of Growth versus Value Stocks and their PE Ratios along with the concept of a PEG Ratio.  PEG is the Price/Earnings Ratio divided by a stock’s Growth Rate.  Why should a stock with growing earnings deserve a higher PE Ratio?  Because the Present Value of the earnings stream is greater.  The fair value of any investment is the net present value of its income or earnings stream. Therefore, by using what I call a Serial Discount Rate (dividing the discount risk rate of return by different growth rates), we can obtain different present values or theoretical PE Ratios for different growth rates.  The long-term average growth for earnings for the S&P 500 Index is close to 6% and the Risk Rate of Return that I usually use is 12%.  So one dollar of earnings growing at 6% for many years then discounted at 12% will have a present value of $16.54.  This is very close to the Blend PE Ratio in the above data and just below the stock market’s long-term PE Ratio.  Now applying the Serial Discount Rate to a growth rate of 9% over a long time period will produce a $27.00 present value or a 27 PE Ratio for a $1.00 in earnings at 9% growth.  This calculation is helpful but has its deficiencies.

What is the right PE Ratio for a company’s stock with an above average growth rate? That is the million dollar question that investors have debated and always will debate.  The historical averages for the market do provide clues.  The long-term growth rate of earnings for the S&P 500 Index is over 6% while the long-term average PE Ratio is just over 17.  The market is telling us that the long-term average PEG Ratio is approximately 2.8.  To provide some margin of safety I will try to buy or hold our Growth and Growth/ Value investments with PEG Ratios of 2.0 or less.  This can be distorted if earnings are temporarily abnormal but is a good intrinsic value guideline for growth.  Just remember the lower the PEG Ratio the greater return potential for a long-term growth investment.

The following spreadsheet presents our Matthew 25 Fund’s Growth, Growth/Value and Value investments using PEG Ratios.  I used consensus 5–year growth rates and 2015 estimated earnings per share.  I adjusted the stock price by the net cash per share when there was cash remaining after working capital covered all liabilities. I included the Value investments, but these stocks are usually valued on criteria other than earnings growth.

			Consensus	Consensus
		Current	5-year	2015
Description	Classification	Price $	Growth	EPS $	PEG
Kansas City Southern	Growth	122.03	14.78%	5.38	1.53
MasterCard Inc.	Growth	86.16	16.70%	3.50	1.42
Polaris Industries, Inc.	Growth	151.24	17.50%	7.50	1.15
Apple, Inc.	Growth/Value	110.38	12.76%	8.57	0.86
BBCN Bancorp, Inc.	Growth/Value	14.38	10.00%	1.12	1.28
Baker Hughes Inc.	Growth/Value	56.07	21.33%	2.42	1.09
Berkshire Hathaway Inc. A	Growth/Value	226,000.00	9.70%	10,935.00	1.73
Biglari Holdings Inc.	Growth/Value	399.51	13.00%	9.05	2.14
Cabela's Inc.	Growth/Value	52.71	14.64%	3.50	0.97
Caterpillar, Inc.	Growth/Value	91.53	9.69%	4.74	1.95
DR Horton Inc.	Growth/Value	25.29	11.00%	1.77	1.49
East West Bancorp, Inc.	Growth/Value	38.71	11.05%	2.64	1.33
FedEx Corp.	Growth/Value	173.66	16.23%	9.98	1.07
Goldman Sachs Group, Inc.	Growth/Value	193.83	8.00%	17.21	1.41
Google, Inc. A	Growth/Value	530.66	11.90%	28.92	1.27
Halliburton Co.	Growth/Value	39.33	10.68%	2.15	1.66
JP Morgan Chase & Co.	Growth/Value	62.58	7.13%	5.76	1.52
K12, Inc.	Growth/Value	11.87	20.00%	0.67	0.64
KKR & Co. LP	Growth/Value	23.21	5.95%	2.66	1.25
Kelly Services, Inc.	Growth/Value	17.02	15.00%	1.29	0.81
Ryland Group Inc.	Growth/Value	38.56	13.47%	3.55	0.58
Scripps Networks Interactive	Growth/Value	75.27	8.77%	3.90	2.20
The Fresh Market, Inc.	Growth/Value	41.20	16.75%	1.57	1.57
Average			12.87%		1.34

			Consensus	Consensus
		Current	5-year	2015
Description	Classification	Price $	Growth	EPS $	PEG
Kinder Morgan, Inc.	Value/Growth	42.31	10.00%	0.92	4.6
Fannie Mae Preferred	Value	5.75	n/a	n/a	n/a
Range Resources Corp.	Value	53.45	6.41%	0.67	12.45

You can see that the Growth and Growth/Value holdings in our Fund’s portfolio have strong growth potential with very good valuation! This can be seen in the average 5-year Growth Rate of 12.87% and a PEG Ratio of 1.34.  Our Value investments are evaluated differently and are attractive due to asset values, growing income or a discounted legal claim on a business. I do not know what the future holds but I have tried to invest our portfolio towards where I think the “puck” is going.  As explained in this letter I believe the best returns will come from growing earnings along with increasing price valuations.  Therefore, the majority of our portfolio is in attractively priced stocks of growing companies.  Thank you for choosing our Matthew 25 Fund as one of your investment choices.  It is an honor to work for you!

Good fortune,

Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

MATTHEW 25 FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2014 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since December 31, 1995

Average Annual Total Returns For the Periods Ended December 31, 2014

	Matthew 25 Fund	Russell 3000 Index
1 Year	5.59%	12.56%
3 Year	24.45%	20.50%
5 Year	22.95%	15.63%
10 Year	8.11%	7.94%
12/31/1995 - 12/31/2014	11.79%	8.70%

Matthew 25 Fund $83,116
Russell 3000 Index $48,801
$90,000
$85,000
$80,000
$75,000
$70,000
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/95
6/30/96
12/31/96
6/30/97
12/31/97
6/30/98
12/31/98
6/30/99
12/31/99
6/30/00
12/31/00
6/30/01
12/31/01
6/30/02
12/31/02
6/30/03
12/31/03
6/30/04
12/31/04
6/30/05
12/31/05
6/30/06
12/31/06
6/30/07
12/31/07
6/30/08
12/31/08
6/30/09
12/31/09
6/30/10
12/31/10
6/30/11
12/31/11
6/30/12
12/31/12
6/30/13
12/31/13
6/30/14
12/31/14

The graph above represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/95 to 12/31/14.  These changes are then compared to a $10,000 investment in the Russell 3000 Index, which is an index comprised of 3,000 stocks representing approximately 98% of the U.S. equities market, for the same period.  The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

MATTHEW 25 FUND
TOP TEN HOLDINGS & ASSET ALLOCATION
December 31, 2014
(Unaudited)

Top Ten Holdings	(% of Net Assets)

Apple, Inc.	14.77%
Cabelas, Inc. Class A	6.65%
Goldman Sachs Group, Inc.	6.06%
Brandywine Realty Trust	5.42%
JP Morgan Chase & Co. (a)	5.40%
FedEx Corp.	5.23%
KKR & Co. L.P.	5.08%
MasterCard, Inc.	5.04%
Berkshire Hathaway Class A	5.01%
Polaris Industries, Inc.	4.98%
63.64%

(a) Including JP Morgan Chase & Co. Warrants

Asset Allocation	(% of Net Assets)

Electronic Computers	14.77%
Shopping Goods Store	6.65%
Security Brokers, Dealers & Exchanges	6.06%
National Commercial Bank	5.59%
Real Estate Investment Trusts	5.42%
Air Courier Services	5.23%
Business Services	5.04%
Fire, Marine & Casualty Insurance	5.01%
Transportation Equipment	4.98%
Cable & Other Pay Television Services	4.88%
Computer Programming & Data Processing	4.20%
Operative Builders	4.10%
Construction Machinery & Equipment	4.06%
State Commercial Banks	2.97%
Railroads, Line-Haul Operations	2.68%
Oil, Gas Field	2.63%
Natural Gas Transmission	2.22%
Services-Help Supply Services	1.69%
Retail-Grocery Stores	1.24%
Retail-Eating Places	1.06%
Services-Educational Services	0.66%
Crude Petroleum & Natural Gas	0.07%
Warrants	0.45%
Preferred Stocks	1.22%
Limited Partnerships	6.89%
Other Assets Less Liabilities	0.23%
100.00%

Matthew 25 Fund

			Schedule of Investments
			December 31, 2014

Shares/Principal Amount		Historical Cost	Market Value	% of Net Assets

COMMON STOCKS

Air Courier Services
265,000	FedEx Corp.	$24,414,503	$46,019,900	5.23%

Business Services
1	The Depository Trust & Clearing Corp. (***) *	694	702	0.00%
515,000	MasterCard, Inc.	20,824,658	44,372,400	5.04%
	Total Business Services	20,825,352	44,373,102	5.04%

Cable & Other Pay Television Services
570,000	Scripps Network Interactive, Inc.	34,907,871	42,903,900	4.88%

Computer Programming & Data Processing
31,000	Google, Inc. Class A *	10,276,037	16,450,460	1.87%
39,000	Google, Inc. Class C *	14,318,745	20,529,600	2.33%
	Total Computer Programming & Data Processing	24,594,782	36,980,060	4.20%

Construction Machinery & Equipment
390,500	Caterpillar, Inc.	32,883,020	35,742,465	4.06%

Crude Petroleum & Natural Gas
12,000	Range Resources Corp.	657,493	641,400	0.07%

Electronic Computers
1,177,500	Apple, Inc.	74,614,413	129,972,450	14.77%

Fire, Marine & Casualty Insurance
195	Berkshire Hathaway, Class A *	26,019,134	44,070,000	5.01%

National Commercial Bank
340,000	BBCN Bancorp, Inc.	4,738,100	4,889,200	0.56%
707,500	JP Morgan Chase & Co.	31,110,670	44,275,350	5.03%
	Total National Commercial Bank	35,848,770	49,164,550	5.59%

Natural Gas Transmission
462,500	Kinder Morgan, Inc.	14,636,538	19,568,375	2.22%

Oil, Gas Field
200,000	Baker Hughes, Inc.	12,091,053	11,214,000	1.28%
302,500	Halliburton Co.	12,197,284	11,897,325	1.36%
	Total Oil, Gas Field	24,288,337	23,111,325	2.64%

Operative Builders
670,000	DR Horton Inc.	14,894,936	16,944,300	1.92%
497,000	Ryland Group Inc.	18,073,988	19,164,320	2.17%
	Total Operative Builders	32,968,924	36,108,620	4.09%

Railroads, Line-Haul Operations
193,500	Kansas City Southern	12,761,962	23,612,805	2.68%

Real Estate Investment Trusts
2,985,000	Brandywine Realty Trust	36,011,061	47,700,300	5.42%

Retail-Eating Places
23,370	Biglari Holdings, Inc. *	7,757,963	9,336,549	1.06%

Retail-Grocery Stores
265,000	The Fresh Market, Inc. *	8,503,033	10,918,000	1.24%

Security Brokers, Dealers & Exchanges
275,000	Goldman Sachs Group, Inc.	37,032,728	53,303,250	6.06%

Services-Educational Services
487,500	K12, Inc. *	8,361,041	5,786,625	0.66%

Services-Help Supply Services
861,700	Kelly Services, Inc. Class A	14,801,933	14,666,134	1.67%
12,000	Kelly Services, Inc. Class B (**)	223,509	204,240	0.02%
	Total Services-Help Supply Services	15,025,442	14,870,374	1.69%

Shopping Goods Store
1,110,000	Cabelas, Inc. Class A *	51,840,854	58,508,100	6.65%

State Commercial Banks
675,000	East West Bancorp, Inc.	13,551,975	26,129,250	2.97%

Transportation Equipment
290,000	Polaris Industries, Inc.	20,370,524	43,859,600	4.98%

Total Common Stocks		557,875,720	802,681,000	91.21%

WARRANTS
155,000	JP Morgan Chase & Co. 10/28/2018 @ $42.42 *	2,331,760	3,224,000	0.37%
165,000	Kinder Morgan, Inc. 2/15/2017 @ $40.00 *	230,315	702,900	0.08%
	Total Warrants	2,562,075	3,926,900	0.45%

LIMITED PARTNERSHIPS
900,000	Boardwalk Pipeline Partners, L.P.	13,389,331	15,993,000	1.81%
1,925,000	KKR & Co. L.P.	31,834,185	44,679,250	5.07%
	Total Limited Partnerships	45,223,516	60,672,250	6.88%

PREFERRED STOCKS
121,455	Fannie Mae - Series E 12/31/49, 5.10% *	1,461,006	728,730	0.08%
257,900	Fannie Mae - Series F 12/31/49, 0.00% (a) (**) *	3,920,731	1,392,660	0.16%
141,800	Fannie Mae - Series G 12/31/49, 0.00% (a) (**) *	1,879,566	765,720	0.09%
166,957	Fannie Mae - Series H 12/31/49, 5.81% *	2,049,706	934,959	0.11%
303,000	Fannie Mae - Series I 12/31/49, 5.375% *	3,880,172	1,742,250	0.20%
54,500	Fannie Mae - Series L 12/31/49, 5.125% *	409,552	300,295	0.03%
181,600	Fannie Mae - Series M 12/31/49, 4.75% *	1,634,236	1,053,280	0.12%
162,384	Fannie Mae - Series N 12/31/49, 5.50% *	1,523,640	893,112	0.10%
376,000	Fannie Mae - Series O 12/31/49, 0.00% (a) *	2,583,773	2,218,400	0.25%
233,855	Fannie Mae - Series P 12/31/49, 0.00% (a) *	730,769	689,872	0.08%
	Total Preferred Stocks	20,073,151	10,719,278	1.22%

	Total Investments	$625,734,462	877,999,428	99.78%

	Other Assets Less Liabilities		1,994,468	0.22%

	Net Assets		$879,993,896	100.00%

* Non-Income producing securities during the period.
** Level 2 Security
*** Level 3 Security
(a) Variable rate security; the rate shown represents the yield at December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Matthew 25 Fund

Statement of Assets and Liabilities
December 31, 2014
Assets
Investment in securities at market value (cost $625,734,462)	$ 877,999,428

Receivables:
Securities sold	3,475,514
Fund shares purchased	673,306
Dividends	109,180
Total Assets	882,257,428
Liabilities
Payables:
Securities purchased	674,570
Due to custodian	95,046
Fund shares redeemed	730,849
Due to Advisor	750,842
Accrued expenses	12,225
Total Liabilities	2,263,532

Net Assets (Equivalent to $31.25 per share based on 28,161,647	$ 879,993,896
shares of capital stock outstanding, 100,000,000 shares
authorized, $0.01 par value)
Minimum redemption price per share $31.25 x 0.98 = $30.63 (Note 7)

Composition of Net Assets
Shares of common stock	$ 281,616
Additional paid-in capital	627,446,819
Accumulated net realized gain on investments	495
Net unrealized appreciation of investments	252,264,966

Net Assets	$ 879,993,896

The accompanying notes are an integral part of these financial statements.

Matthew 25 Fund

Statement of Operations
For the year ended December 31, 2014
Investment Income
Dividends (net of $289,766 foreign tax withheld)	$ 13,269,136
Interest received from underlying investment	437,379
Interest	307
Total Investment Income	13,706,822

Expenses
Management fees	8,644,463
Transfer agent and accounting	126,679
Shareholder reporting	87,515
Registration	79,725
Custodian	75,072
Directors' fees and expenses	50,750
Professional	20,967
Insurance	19,942
Postage and printing	16,064
Compliance Officer	14,093
Office expenses	11,228
NSCC Fees	3,790
Bank fees	3,339
Telephone	979
Other	85
Total Expenses	9,154,691

Net Investment Income	4,552,131

Realized and Unrealized Gain from Investments
Net realized gain from investments	19,042,339
Capital gain distributions from underlying investments	938,235
Net change in unrealized appreciation of investments	21,528,689
Net realized and unrealized gain from investments	41,509,263

Net increase in net assets resulting from operations	$ 46,061,394

The accompanying notes are an integral part of these financial statements.

Matthew 25 Fund
Statements of Changes in Net Assets

	Years Ended
	12/31/2014	12/31/2013

Increase (Decrease) in Net Assets From Operations
Net investment income	$ 4,552,131	$ 2,259,009
Net realized gain from investments	19,042,339	3,852,496
Capital gain distributions from underlying investments	938,235	2,391,554
Unrealized appreciation on investments	21,528,689	184,249,697
Net increase in assets resulting from operations	46,061,394	192,752,756

Distributions to Shareholders
From net investment income	(4,552,839)	(2,260,226)
From realized gains	(19,980,079)	(6,243,618)
Total distributions	(24,532,918)	(8,503,844)

Capital Share Transactions	37,361,351	323,333,939

Total Increase in Net Assets	58,889,827	507,582,851

Net Assets at Beginning of Period	821,104,069	313,521,218

Net Assets at End of Period (includes undistributed net	$ 879,993,896	$ 821,104,069
investment income of $- and $-, respectively)

The accompanying notes are an integral part of these financial statements.

Matthew 25 Fund

Financial Highlights
Selected data for a share outstanding
throughout the period:	Years Ended
	12/31/2014	12/31/2013	12/31/2012	12/31/2011		12/31/2010
Net Asset Value -
Beginning of Period	$ 30.44	$ 22.18	$ 17.18	$ 15.57		$ 11.83
Net Investment Income (1)	0.16	0.10	0.07	0.02		0.04
Net Gains or (Losses) on Investments
(realized and unrealized)	1.49	8.42	5.32	1.61		3.74
Total from Investment Operations	1.65	8.52	5.39	1.63		3.78

Less Distributions
From net investment income	(0.16)	(0.09)	(0.04)	(0.02)		(0.04)
From realized gains	(0.72)	(0.23)	(0.39)	0.00		0.00
Total Distributions	(0.88)	(0.32)	(0.43)	(0.02)		(0.04)

Paid in capital from redemption fees	0.04	0.06	0.04	0.00	(3)	0.00	(3)

Net Asset Value -
End of Period	$ 31.25	$ 30.44	$ 22.18	$ 17.18		$ 15.57

Total Return (2)	5.59%	38.69%	31.63%	10.45%		31.97%

Net Assets - End of Period (000's omitted)	$ 879,994	$ 821,104	$ 313,521	$ 63,277		$ 56,200

Ratio of Expenses to Average Net Assets	1.06%	1.06%	1.15%	1.22%		1.21%
Ratio of Net Investment Income to Average Net Assets	0.53%	0.38%	0.33%	0.10%		0.32%

Portfolio Turnover Rate	20.77%	7.35%	23.23%	22.94%		26.59%

(1) Per share net investment income has been determined on the average number of shares outstanding during the period.
(2) Total return assumes reinvestment of dividends.
(3) Redemption fees resulted in less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund. On January 1, 2013 Matthew 25 Fund was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund (the “Fund”). The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. These policies are in conformity with accounting principals generally accepted in the United States of America.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2011-2014, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2014, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.

Other

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Warrants

The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants permit net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Subsequent Event

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

NOTE 3 – Securities Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Fund's Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees. Generally, Fair Value Pricing is used only when market prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio holdings while the market remains open for most other securities, the Advisor may use Fair Value Pricing to value the holding in order to calculate the day's NAV.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, preferred stock, and warrants). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities primary market. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of December 31, 2014:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$802,476,058	$204,240	$702	$802,681,000
Limited Partnerships	60,672,250	--	--	60,672,250
Warrants	3,926,900	--	--	3,926,900
Preferred Stocks	8,560,898	2,158,380	--	10,719,278
	$875,636,106	$2,362,620	$702	$877,999,428

The Fund did not hold any derivative instruments at any time during the year ended December 31, 2014.

* Industry classifications for these categories are detailed in the Schedule of Investments.

The table below shows the transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

	Financial Instruments – Assets
	Transfer out of Level 1**	Transfer into Level 2**
Preferred Stocks	$(765,720)	$765,720

** Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 12/31/2013	$702
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	-
Realized Gain/(Loss)	-
Purchases/Sales	-
Transfers In/(Out) of Level 3	-
Balance as of 12/31/2014	$702

The Level 3 valuation technique and significant unobservable inputs used for the Fund’s investment was recent transactions in the common stock as of December 31, 2014.

NOTE 4 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (“The Advisor”) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the year ended December 31, 2014, as computed pursuant to the investment advisory agreement, totaled $8,644,463.  The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.  At December 31, 2014 the Fund owed the Advisor $750,842 in advisory fees.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund.  In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc.  During the year ended December 31, 2014, the Fund paid $0 in brokerage commissions to Boenning & Scattergood Inc.  Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 5 - Investments

For the year ended December 31, 2014, purchases and sales of investment securities other than short-term investments aggregated $205,940,760 and $178,933,822, respectively.

NOTE 6 - Capital Share Transactions

As of December 31, 2014 there were 100,000,000 shares of $.01 per value capital stock authorized.  The total par value and paid-in capital totaled $627,728,435. Transactions in capital stock were as follows:

	December 31, 2014		December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	8,157,985	$ 250,565,180	17,271,938	$ 435,637,205
Shares reinvested	775,611	24,191,309	276,256	8,381,596
Redemption Fees	-	991,225	-	1,365,212
Shares redeemed	(7,748,430)	(238,386,363)	(4,705,089)	(122,050,074)
Net increase	1,185,166	$ 37,361,351	12,843,105	$ 323,333,939

NOTE 7 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions.  For the year ended December 31, 2014 the Fund received $991,225 in redemption fees that were reclassified to paid-in capital.

NOTE 8 – Tax Matters

As of December 31, 2014, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments (including short-term investments)  $ 625,734,462

Gross tax unrealized appreciation on investments

$ 270,704,944

Gross tax unrealized depreciation on investments

   (18,439,978)

Net tax unrealized appreciation

$  252,264,966

The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at December 31, 2014, the following represents the tax basis capital gains and losses:

Undistributed ordinary income

$               -

Accumulated realized gains

$           495

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire.

During the year ended December 31, 2014, the Fund paid an ordinary income distribution of $0.16487 per share, and a long-term capital gain distribution of $0.72353 per share on December 22, 2014.

The tax character of distributions paid during the fiscal years ended December 31, 2014 and 2013 are as follows:

	2014	2013
Ordinary income	$ 4,552,839	$ 4,586,259
Long-term Capital Gain	19,980,079	3,917,585
Total	$ 24,532,918	$ 8,503,844

NOTE 9 - Lease Commitments

The Fund leases office space on a month to month basis at $745 per month.  Rent expense was $8,940 for the year ended December 31, 2014, and is included with office expenses.

NOTE 10 - Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of December 31, 2014, National Financial Service Corp., for the benefit of its customers, owned 44.00% of the Fund.

NOTE 11 – New Accounting Pronouncement

In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to- maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of Matthew 25 Fund

We have audited the accompanying statement of assets and liabilities of the Matthew 25 Fund, (the "Fund") including the schedule of investments, as of December 31, 2014 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Matthew 25 Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the  period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 24, 2015

MATTHEW 25 FUND

EXPENSE ILLUSTRATION

DECEMBER 31, 2014 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2014 to December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Trustees.  This $8 fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	July 1, 2014	December 31, 2014	July 1, 2014 through December 31, 2014
Actual
Hypothetical	$ 1,000.00	$ 1,012.92	$ 5.38
(5% return before expenses)
	$ 1,000.00	$ 1,019.86	$ 5.40

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

MATTHEW 25 FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2014 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on October 21, 2014, the Board of Trustees, including a majority of Trustees that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The Trustees considered, among other things, the following information regarding the Investment Advisor.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR

The Trustees reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement. The Trustees also analyzed the Investment Advisor's experience and the capabilities of the Investment Advisor's portfolio manager. For example, the Trustees reviewed and discussed the Investment Advisor's Form ADV and internal compliance policies, as well as the experience of the Investment Advisor as investment advisor or sub-advisor to other investment companies. In addition to the above considerations, the Trustees reviewed and considered a description of the Investment Advisor's portfolio and brokerage transactions. Based on this review, the Trustees concluded that the range and quality of services to be provided by the Investment Advisor to the Fund were appropriate and continued to support its original selection of the Investment Advisor.

INVESTMENT PERFORMANCE

The Trustees considered the Advisor’s investment performance during his tenure managing this Fund.  The Trustees considered year-to-date performance along with annual performances for 1, 3, 5, and 10 year(s) as well as performance since 1/1/96.  Greatest emphasis is placed on the long-term investment performances.  As of 6/30/14 the current Advisor had outperformed the Russell 3000 Index in the 1, 3, 5, and 10 year periods, as well as the period since 1/1/1996.  The Trustees try to compare this Fund’s performance to similar funds such as funds classified by Lipper as Multi-Cap Core whenever this information is attainable without charge to the Fund.  Based on this review, the Trustees concluded that the current and historical performance of the Fund, as managed by the Investment Advisor, was satisfactory.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR

The Trustees discussed at length the advisory fee of 1.00% along with the Fund’s other expenses of approximately 0.10% for a total expense rate of 1.10%.  The Investment Advisor informed the other Trustees that he believes the total expense ratio will come in under 1.065% for 2014. This expense ratio was compared to Morningstar’s Large Growth Category (its current classification of MXXVX).  This peer group average expense ratio was 1.20%.   Based on this review, the Trustees concluded that the expense level of the Fund, as managed by the Investment Advisor, was satisfactory.

The Trustees considered the level of profits that could be expected to accrue to the Investment Advisor from the fee payable under the Advisory Agreement.  The Trustees considered the increasing use by investors of the brokerage industry’s No Transaction Fee (NTF) programs and its potential increasing percentage of the Fund’s assets.  See below in Economies of Scale for the reduction in the Advisor’s fees regarding these assets.

In addition, the Trustees reviewed the current financial condition of the Investment Advisor and a summary of total expense ratios and management fees.  The Trustees also discussed the existence of other compensation arrangements with the Investment Advisor. Based on this review, the Trustees concluded that the Fund's advisory fee is competitive with those of comparable funds and that the Investment Advisor's profit margin was reasonable.

ECONOMIES OF SCALE

The Trustees received and considered information regarding whether there have been economies of  scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is  potential  for  realization  of any further economies of scale. The Trustees noted that the total operating expenses of the Fund regarding economies of scale may be realized as the Fund grows.  The Trustees also considered that future inflows may increasingly come through the brokerage industry No Transaction Fee (NTF) programs.  The Advisor pays the costs to the brokers for the NTF programs.  The two major brokers Charles Schwab and Fidelity charge 0.40% on these assets.  Therefore the Advisor earns net 0.60% on such NTF investments in the Fund.  Other brokers charge similar fees for their NTF programs.  In addition, Charles Schwab has a minimum monthly NTF fee of $1,000 that the Advisor pays whenever assets with Schwab are below $3,000,000.

CONCLUSIONS

The Trustees who are non-interested persons met separately to further discuss the performance of the Fund and the Advisor's compensation. On the basis of its  review  and  the  foregoing information, the Board of Trustees determined that  the  Advisory Agreement, including the advisory fee rates payable thereunder,  continued  to  be fair and reasonable in light of all relevant circumstances and  concluded  that  it  is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

The business and affairs of the Fund are managed under the direction of the Fund's Trustees. Information pertaining to the Trustees of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-M25-FUND.  Each Trustee may be contacted by writing to the Trustee c/o Matthew 25 Fund, P.O. Box 2479 Jenkintown, PA  19046.

Name and Age	Position with Fund	Length of Time Served with the Trust	Principal Occupation During Last Five Years	Other Directorships

INDEPENDENT TRUSTEES
Philip J. Cinelli, D.O.	Trustee	Trustee since 1996	Physician in Family Practice	None
Age 54

Samuel B. Clement	Trustee	Trustee since 1996	Stockbroker with Securities of America	None
Age 56

Linda Guendelsberger	Trustee	Trustee since 1996	Partner Weiser Mazars, LLP Until 11/2013; Partner LG Legacy Group, LLC Since 11/2013	None
Age 55	Secretary of Fund

Scott Satell	Trustee	Trustee since 1996	Manufacturer's Representative with BPI Ltd.	None
Age 51

INTERESTED TRUSTEES
Steven D. Buck, Esq.	Trustee	Trustee since 1996	Attorney and Shareholder with Stevens & Lee	None
Age 54

Mark Mulholland	Trustee	Trustee since 1996	President of Matthew 25 Fund President of Matthew 25 Management Corp. and registered representative with Boenning & Scattergood	None
Age 55	President of Fund

Mr. Buck and Mr. Mulholland are Trustees of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's entire Board of Directors acts as the audit committee.  The Board of Directors has determined that the Registrant has at least two financial experts serving on its Board.

Mr. Mark Mulholland and Ms. Linda Guendelsberger are the Board's financial experts.  Mr. Mulholland is an "interested" director, and Ms. Guendelsberger is an "independent" director.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

12/31/2014

12/31/2013

Audit Fees

$ 17,000

$  17,000

Audit-Related Fees

$      0

$       0

Tax Fees

$   3,000

$   3,000

All Other Fees

$      0

$       0

Each year, the registrant's Board of Directors recommend a principal accountant to perform audit services for the registrant.  At the registrant's Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

a) The registrant's president and chief financial officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules  13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

(a)(1)  EX-99.CODE ETH.  Filed herewith.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)       EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date: March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date: March 9, 2015